UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 15, 2004

AETRIUM INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	0-22166	41-1439182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2350 Helen Street
North St. Paul, Minnesota		55109
(Address of Principal Executive Offices)		(Zip Code)

(651) 770-2000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
Press Release

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.	Description
99.1	Press Release issued July 15, 2004

Item 12. Results of Operations and Financial Condition.

     On July 15, 2004, the registrant publicly announced, among other things, its results for the quarter ended June 30, 2004. For further information, please refer to the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETRIUM INCORPORATED

	By:	/s/ DOUGLAS L. HEMER

Douglas L. Hemer
Chief Administrative Officer and Secretary
Dated: July 15, 2004

AETRIUM INCORPORATED

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
99.1	Press Release issued July 15, 2004	Filed herewith